BRIDGE BUILDER TRUST

Supplement dated July 1, 2016
to the Statement of Additional Information (the "SAI")
dated October 28, 2015,
as supplemented
March 31, 2016, April 4, 2016, and April 18, 2016

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

1.
The following paragraphs are hereby added after the last paragraph of the sub-section entitled "Borrowing and Other Forms of Leverage" in the section entitled "Investment Strategies, Policies, Securities and Investments, and Risks."

The Trust received an exemptive order from the SEC on June 1, 2016 (the “Order”), which permits the Funds to participate in an interfund lending program (the “Program”) with existing or future mutual funds that are advised by the Adviser and certain of its affiliates (the “Participating Funds”).  The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the "Application"), and the Order, including the requirement that the interfund loan rate to be charged to a borrowing fund is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending fund (the "Repo Rate"); and (ii) more favorable to the borrowing fund than the lowest interest rate at which a bank short-term loan would be available to the borrowing fund (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula established by the Board.  The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate.  All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.

A Fund will participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, the Adviser administers the Program according to procedures approved by the Board. The Board is responsible for overseeing and periodically reviewing the Program.

2.
The information regarding Janice L. Innis-Thompson in the table providing information regarding the Independent Trustees of the Trust in the section entitled "Trustees and Executive Officers" is updated as follows to reflect Ms. Innis-Thompson's retirement.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Senior Vice President, Chief Compliance & Ethics Officer, TIAA (2006-2016).	8	None.

3.
The information regarding Janice L. Innis-Thompson under "Information about Each of the Trustee's Qualifications, Experience, Attributes or Skills" in the sub-section entitled "Additional Information Concerning the Board of Trustees" in the section entitled "Trustees and Executive Officers" is updated as follows to reflect Ms. Innis-Thompson's retirement.

Ms. Innis-Thompson is an attorney with significant legal experience in both the public and private sectors. She most recently served as a Senior Vice President and Chief Compliance and Ethics Officer at TIAA and has extensive securities compliance experience, as she developed and implemented a firm-wide compliance risk assessment program. Previously, she served as Chief Compliance Counsel at two large public companies.

4.	The table providing information regarding the officers of the Trust in the section entitled "Trustees and Executive Officers" is updated as follows.

Officers of the Trust
Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Ryan Robson (Born: 1978) 12555 Manchester Road St. Louis, MO 63131	President	Indefinite Term; Since July 1, 2016	Principal, Client Strategies Group, Edward Jones (since 2013); Director, PricewaterhouseCoopers LLP (2010-2013)	N/A	N/A
Aaron Masek (Born: 1974) 12555 Manchester Road St. Louis, MO 63131	Treasurer	Indefinite Term; Since July 1, 2016	Senior Leader, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015)	N/A	N/A
Alan J. Herzog (Born: 1973) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Since Jan. 1, 2015	Director of Investment Advisory & Funds Compliance, Edward Jones (since 2014); Senior Counsel, Wells Fargo Advisors (2008-2013)	N/A	N/A
Helge Lee (Born: 1946) 12555 Manchester Road St. Louis, MO 63131	Secretary	Indefinite Term; Since July 1, 2016	Associate General Counsel, Edward Jones (since 2014); Special Counsel, Godfrey & Kahn (2005-2014)	N/A	N/A